Taxes Recoverable	12 Months Ended
Dec. 31, 2022
Taxes Recoverable [Abstract]
TAXES RECOVERABLE	TAXES RECOVERABLE
10.1    Accounting policies
Taxes recoverable represent rights that will be realized through offsets against future obligations arising from the Company’s operational activities. The Company continuously reviews the capacity of realization of these assets and, when necessary, provisions are established to ensure that these assets are accounted for at their realization value. Such amounts are presented net of provision for losses.
10.2     Breakdown of taxes recoverable

	December 31,
Description	2022	2021

Social Integration Program (" PIS ") and Contribution to Social Security Financing (" COFINS ")	135,176	61,049
Withholding income tax	39,528	19,768
Income taxes	29,359	15,488
Tax on the Circulation of Goods and Services (" ICMS ")	21,661	9,500
Others	9,167	3,894
	234,891	109,699